Fees Summary	Dec. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,332,639,466.4
Previously Paid Amount	0
Total Fee Amount	184,037.51
Total Offset Amount	0
Net Fee	$ 184,037.51